Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

Supplement dated September 19, 2014
to the
Capital Guardian Funds Trust
Prospectus and Statement of Additional Information
dated December 31, 2013, as supplemented on April 1, 2014

Closing of Investor Class Shares

The Board of Trustees of Capital Guardian Funds Trust, (the “Trust”) has approved the suspension of sales of Investor Class shares of the Capital Guardian Core Balanced Fund (the “Fund”).  Effective immediately, Investor Class shares of the Fund will no longer be available for purchase.  The Institutional Class shares of the Fund will continue to be available for purchase.

Please contact the Fund at 1-855-460-2838 if you have any questions.

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Please retain this supplement for future reference.